FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 25, 2003

(Date of earliest even reported)

HOUSEHOLD INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization	1-8198 (Commission File Number)	36-3121988 (I.R.S. Employee Identification No.)

2700 Sanders Road
Prospect Heights, Illinois 60070
(Address of principal executive officers)

Registrant's telephone number, including area code: 847- 564- 5000

Item 5. Other Events

Proposed Settlement of ACORN Class Action

Household International, Inc. ("Household") announced on November 25, 2003 a proposed settlement of a nationwide class action lawsuit with ACORN (the "Association of Community Organizations for Reform Now") and certain borrowers relating to the mortgage lending practices of its subsidiary, Household Finance Corporation ("HFC") and certain of HFC's lending subsidiaries, including Beneficial Corporation. This action was referred to in Part II. Other Information, Item 1. Legal Proceedings in Household's Quarterly Report on Form 10-Q for the period ended September 30, 2003 under the heading "Consumer Lending Regulatory Settlement." The press release of announcing the proposed settlement is attached as Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits.
a)	Financial statements of business acquired.
Not applicable

b)
Pro forma financial information.
Not applicable

No. Exhibit

99
Press Release titled "Household, ACORN and consumers reach proposed settlement."

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOUSEHOLD INTERNATIONAL, INC. (Registrant)

By: /s/ P.D. Schwartz
Patrick D. Schwartz
Vice President and General Counsel-Treasury and Corporate Law and Assistant Secretary

Dated: November 25, 2003

Exhibit Index
Exhibits
No.	Description

99	Press Release titled "Household, ACORN and consumers reach proposed settlement."